Events after the reporting period	6 Months Ended
Jun. 30, 2024
Events after the reporting period
Events after the reporting period

19.   Events after the reporting period

Dividends declared

On July 23, 2024, the Board approved an interim cash dividend of $0.10 per ordinary share. The interim cash dividend will be paid on September 26, 2024 to shareholders of record on September 12, 2024.

On July 23, 2024, the Board approved an interim cash dividend on the annual 9% dividend of the preferred shares. The interim cash dividend will be paid on September 26, 2024 to shareholders of record on September 12, 2024.

Financing activity

On July 23, 2024,  AMPSA entered into a commitment letter with certain investment funds and other entities managed by affiliates of Apollo Capital Management, L.P. for a new senior secured term loan facility, in an aggregate principal amount of $300 million (the “Term Loan Facility) which is subject to definitive documentation and customary closing conditions. Funding is expected to occur during the third quarter of 2024 and borrowings may be used for general corporate purposes.

Borrowings will bear interest at a floating rate plus a margin.  The Term Loan Facility will contain customary covenants and will rank pari passu with AMPSA’s 6.00% Senior Secured Notes due 2027 (the “2027 Notes”), 2.00% Senior Secured Notes due 2028 and 3.25% Senior Secured Notes due 2028. The Term Loan Facility preserves the flexibility for AMPSA to continue to pay the current level of ordinary and preferred share dividends capped at that level while the Term Loan Facility remains in place. The Term Loan Facility is scheduled to mature in 2029 (with a springing maturity in March 2027 if more than $150 million of the 2027 Notes are then outstanding).